UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014 (November 13, 2014)

TWINLAB CONSOLIDATED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

Penta Mezzanine SBIC Fund I, L.P.

On November 13, 2014, Twinlab Consolidated Holdings, Inc. (the “Company”) and its wholly owned subsidiaries, Twinlab Consolidation Corporation (“TCC”), Twinlab Holdings, Inc. (“THI”), ISI Brands Inc. (“ISI”) and Twinlab Corporation (“Twinlab” and with the Company, TCC, THI and ISI collectively, the “Twinlab Companies”), entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with Penta Mezzanine SBIC Fund I, L.P. (“Penta”).

Pursuant to the Purchase Agreement, Penta purchased from the Twinlab Companies (i) a note in the amount of $8,000,000 (the “Initial Note”) and (ii) a warrant exercisable for an aggregate of 4,091,122 shares of common stock, par value $0.001 per share (“Common Stock”), of the Company (the “Initial Warrant’).

The Initial Note matures on November 13, 2019 (the “Maturity Date”). Payments of principal are due on a quarterly basis commencing November 13, 2017 in installments of (i) $360,000 per quarter for the first four quarters, (ii) $440,000 per quarter for the next for quarters and (iii) $520,000 per quarter for each quarter thereafter. The Initial Note bears interest at a rate of twelve percent (12%) per year (“Interest”). Interest is payable monthly, commencing on November 30, 2014. Following an Event of Default (as defined in the Purchase Agreement) and after the Maturity Date, the rate of interest will be increased to eighteen percent (18%) per year. Amounts outstanding under the Initial Note may be prepaid, in whole or in part at any time, with prepayment fees ranging from three percent (3%) to one percent (1%) depending on when the prepayment is made. No prepayment fee is due for prepayments made after November 13, 2017.

The Twinlab Companies were required to pay certain fees and expenses in connection with the sale of the Initial Note and Initial Warrant, including (i) legal fees incurred by Penta in connection with the Purchase Agreement and the transactions contemplated by such Agreement and (ii) a fee of $160,000.

The Purchase Agreement provides that the Twinlab Companies shall use the proceeds of Notes and Warrants solely to (a) pay a portion of the consideration for the acquisition of substantially all the assets of a manufacturer of nutritional products (as described as “Target No. 2” in the Company’s Report on Form 8-K, filed with the Securities and Exchange Commission on September 22, 2014 under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Overview and Outlook – Recent Developments”), (b) pay costs relating to the closing of the transactions contemplated by the Purchase Agreement and the closing of the Deferred Draw Note and the Target 2 Acquisition, (c) for working capital and general corporate purposes, or (d) to pay down the revolving loan under the Credit Agreement (as defined below) which can be re-drawn (subject to the limitations set forth in the Credit Agreement) for any of the foregoing.

Pursuant to the Purchase Agreement, the Twinlab Companies granted Penta a security interest (the “Security Interest”) in and lien on its assets as security for the Penta Obligations (as defined in the Purchase Agreement). The Security Interest is evidenced by a Security Agreement, dated as of November 13, 2014, by and among the Twinlab Companies and Penta.

In addition, the Company pledged the shares it owns in each of TCC, THI, TSI and Twinlab as security for the Penta Obligations.

Penta also agreed to purchase from the Twinlab Companies, not later than November 13, 2015, an additional note in the amount of $2,000,000 (the “Deferred Draw Note”). The terms of the Deferred Draw Note are the same as the Initial Note except that (a) payments of principal are due on a quarterly basis commencing November 13, 2017 in installments of (i) $90,000 per quarter for the first four quarters, (ii) $110,000 per quarter for the next four quarters and (iii) $130,000 per quarter for each quarter thereafter and (b) the first interest payment date is as of this date undeterminable. The Company will issue Penta a warrant (the “Deferred Warrant”) to purchase 4,960,740 shares of Common Stock (reduced by the number of shares of Common Stock previously acquired by Penta upon exercise of the Initial Warrant) at the time the Deferred Draw Note is issued to Penta. The Initial Warrant will be canceled and replaced in its entirety by the Deferred Warrant upon issuance of the Deferred Warrant. The terms of the Deferred Warrant are the same as the Initial Warrant.

The Twinlab Companies will pay certain fees and expenses in connection with the sale of the Deferred Draw Note.

The Purchase Agreement contains terms and conditions customary for a transaction of this nature including, without limitation, (i) furnishing of reports and financial information; (ii) obtaining key-person life insurance on the life of the chief executive officer and/or president of the Twinlab Companies; (iii) electing a representative of Penta to serve on the Board of Directors of the Company until the earlier of (x) the date on which less than $5,000,000 of principal remains outstanding under the Notes or (y) the date on which the Company has a market cap of $400,000,000 or more and EBITDA (as defined in the Purchase Agreement) for the four fiscal quarters then ending of greater than or equal to $20,000,000, (iv) meeting certain financial tests as to the Minimum Adjusted EBITDA, Fixed Charge Coverage Ratio and Total Funded Debt to Adjusted EBITDA Ratio, all as defined in the Purchase Agreement; (v) restrictions on certain mergers, consolidations, asset sales and acquisitions; (vi) restrictions on the making of capital expenditures in any fiscal year in excess of $2,500,000; (vii) restrictions on the making of dividends; (viii) restrictions on incurring indebtedness and (ix) restrictions on certain asset dispositions.

Pursuant to the Initial Warrant, Penta has the right to acquire 4,091,122 shares of Common Stock, subject to certain adjustments, at a purchase price of $0.01 in the aggregate, at any time on or prior to November 13, 2019.

In addition to adjustments on terms and conditions customary for a transaction of this nature in the event of reorganization, recapitalization, stock split-up, combination of shares, mergers, consolidations and sale of all or substantially all of the Company’s assets or property, the number of shares of Common Stock issuable pursuant to the Initial Warrant shall be increased in the event the Company’s and its Subsidiaries’ audited Adjusted EBITDA (as defined in the Initial Warrant) for the fiscal year ending December 31, 2018 does not equal or exceed $19,250,000.

The Company has granted Penta certain registration rights, commencing October 1, 2015, for the shares of Common Stock issuable on exercise of the Initial Warrant.

At any time during the period beginning after the occurrence of a Put Event and ending on November 13, 2019, Penta may (or, in the case of clause (e) of the definition of Put Event below, Penta shall) require the Company to purchase all or any portion of the equity interest in the Company issued or represented by the Initial Warrant (the “Equity Interest”) at the Put Price. “Put Event” means any of the following: (a) the date that 70% or more of all interest, principal and other expense obligations due to Penta under the Purchase Agreement and/or the Note are satisfied in full by the Company; provided, however, that if such interest, principal and other expense obligations have been satisfied solely as a result of the payment of insurance proceeds in connection with the key-person life insurance policy (or any substitution or replacement thereof) contemplated by Section 5.3 of the Purchase Agreement, this clause (a) shall only be a Put Event upon the earlier of (i) one (1) year following such payment or (ii) the Maturity Date; (b) the occurrence of a Change in Control (as defined in the Purchase Agreement); (c) a material breach by the Company of its obligations under this Warrant or the Purchase Agreement; provided, however, that 180 days after either (i) a cure of the material breach by the Company or (ii) a waiver by Penta of such material breach shall cease to be a Put Event; (d) an Event of Default (as defined in the Purchase Agreement) not otherwise cured or waived in accordance with the terms of the Purchase Agreement; (e) the date Penta elects to increase the Put Price in accordance with the definition of "Put Price"; or (f) the Maturity Date. “Put Price” means an amount equal to the greater of: (i) the product of: (x) ten (10) times the Company’s and its Subsidiaries’ audited Adjusted EBITDA (on a consolidated basis) with respect to the twelve (12) months immediately preceding the date of the Put Notice, times (y) Penta’s percentage ownership in the Company on a Fully-Diluted Basis (as defined in the Initial Warrant) as of the date of the Put Notice assuming the full exercise of the remaining Warrant (the “Holder’s Percentage”); or (ii) the Fair Market Value of the Current Holder’s Equity Interests (as defined in the Initial Warrant) underlying the Initial Warrant.

2

Solely for the purposes of determining the Put Price, in the event that both (a) the Company’s and its Subsidiaries’ audited Adjusted EBITDA (or if unavailable, the reviewed Adjusted EBITDA) for the twelve trailing months for the quarter-end immediately preceding the Put Closing, as described in the Initial Warrant does not equal or exceed the Target EBITDA (as defined in the Purchase Agreement), and (b) 70% or more of all interest, principal and other expense obligations due to Penta under the Purchase Agreement and/or the Notes are satisfied in full by the Company, then, solely for the purposes of determining the “Holder’s Percentage” as set forth in clause (y) of the definition of “Put Price” above and as applied in calculating such Put Price, Penta may elect to have the Current Holder’s Equity Interest deemed to increase (but not decrease) by a percentage equal to the Conversion Ratio.

In the event that Penta requires the Company to repurchase the Equity Interest and (i) funds are not legally available to the Company to fully do so, the Company shall purchase pro rata and the balance of the amount due shall be added to the principal of the Initial Note or (ii) the Company is unable in accordance with applicable law to purchase all of the Initial Warrant and or Equity Interest, the Company will if so requested by Penta, (i) purchase in accordance with the Put Notice the maximum number of such put Warrants and/or Equity Interest underlying same which the Company may purchase and (ii) in one or more installments, at the earliest time that the Company may lawfully do so, purchase all remaining put Warrants and/or Equity Interest underlying same and pay interest at the rate of 15% (or the maximum rate of interest permitted by law) per annum on the amount of the aggregate Put Price attributable to such remaining Warrants and/or Equity Interest underlying same from the Put Closing (as defined in the Initial Warrant) to the date on which such amount is paid in full; provided, however, that, to the extent the Company is unable to pay such amount or a portion thereof, such amount or a portion thereof, as applicable, will be added to the principal of the Initial Note. In the event that, based on the values of the Company's assets and liabilities reflected in the books and records of the Company, it would be unlawful, under applicable state laws, for it to purchase Warrants and/or the Equity Interest underlying same, or pay the Put Price therefor, the Company agreed, if and to the extent permitted by borrowing agreements of the Company then in place and applicable law, to revalue its assets and liabilities based upon their current fair market value, and to take such other action as may be necessary, to cause such purchase to no longer be unlawful.

At any time during the period beginning after the occurrence of a Call Event and ending on November 13, 2019, the Company may require Penta to sell all or any portion of its Equity Interest (issued or represented by the Initial Warrant) at a price equal to the Call Price. A Call Notice may not be given if Penta has previously provided the Company with a Put Notice. “Call Event” shall mean any of the following: (a) the date that 70% or more of all interest, principal and other expense obligations due to Penta under the Purchase Agreement and/or the Note are satisfied in full by the Company; (b) the occurrence of a Change in Control; (c) the Maturity Date. “Call Price” shall mean an amount equal to the greater of: (i) the product of: (x) eleven (11) times the Company’s and its Subsidiaries’ audited Adjusted EBITDA (on a consolidated basis) with respect to the twelve (12) months immediately preceding the date of the Call Notice, times (y) Penta’s percentage ownership in the Company on a Fully-Diluted Basis as of the date of the Call Notice assuming the full exercise of the remaining Warrant; or (ii) the Fair Market Value of the Equity Interests underlying the Initial Warrant; or (iii) $3,750,000.

3

Pursuant to a Subordination Agreement, dated as of November 13, 2014, by and between Penta and Fifth Third Bank (“FTB”), amounts owed by the Twinlab Companies to Penta are subordinate to amounts owed FTB pursuant to the Credit Agreement (as defined below).

Fifth Third Bank

On November 13, 2014, Twinlab, THI and FTB entered into a Fifteenth Amendment to Credit Agreement (the “Amendment”). The Amendment amends the Credit Agreement, dated as of January 7, 2008, by and among Twinlab, THI and FTB, as previously amended (the “Credit Agreement”). Pursuant to the Amendment, FTB (i) consented to the Twinlab Companies’ transactions described above with Penta (the “Penta Transaction”); (ii) consented to potential sale/leaseback transactions between Twinlab and an equipment vendor; (iii) decreased the maximum revolving loan commitment under the Credit Agreement from $15,000,000 to $9,500,000; and (iv) made certain other amendments to the Credit Agreement.

The Amendment requires that Twinlab apply the proceeds of the Penta Transaction (i) first to the costs and expenses of the Penta Transaction, (ii) second, as a non-permanent paydown to the then outstanding principal balance of the revolving loan made pursuant to the Credit Agreement, and (iii) third, in repayment of any of the other FTB Obligations (as defined in the Credit Agreement) then due and payable.

FTB’s consent to the proposed sale/leaseback transaction is conditioned upon the receipt of net proceeds from such sale/leaseback transaction of not less than $2,500,000 on or before December 31, 2014. The Amendment requires that Twinlab apply the proceeds of the sale/leaseback transaction (i) first, to the costs and expenses arising from the sale/leaseback transaction, (ii) second, as a non-permanent paydown to the then outstanding principal balance of the revolving loan made pursuant to the Credit Agreement and (iii) third, in repayment of any of the other FTB Obligations then due and payable. Twinlab also must implement an equipment sale reserve of $1,250,000.

Twinlab paid FTB an aggregate of $35,000 in fees in connection with the Amendment. In addition, unless the FTB Obligations are paid and satisfied in full and the Credit Agreement is terminated on or before December 31, 2014, Twinlab must pay FTB a fee of $100,000 on December 31, 2014.

The foregoing descriptions of the (i) Purchase Agreement; (ii) Initial Note; (iii) Initial Warrant; (iv) Deferred Draw Note; (v) Deferred Warrant; (vi) Security Agreement and (vii) Amendment are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

4

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)	The information set forth in Item 1.01 above is hereby incorporated by reference in answer to Item 2.03(a).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.14	Note and Warrant Purchase Agreement, dated as of November 13, 2014, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.15	Initial Note, dated as of November 13, 2014, made by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc. and Twinlab Corporation payable to Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.16	Warrant, dated November 13, 2014, issued by Twinlab Consolidated Holdings, Inc. to Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.17	Security Agreement, dated as of November 13, 2014, made by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., and Twinlab Corporation in favor of Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.18

Form of Deferred Draw Note, dated as of _________ , 201_, made by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc. and Twinlab Corporation payable to Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.19	Form of Warrant, dated as of __________, 201_, issued by Twinlab Consolidated Holdings, Inc. to Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.20	Fifteenth Amendment to Credit Agreement, dated as of November 13, 2014, by and among Twinlab Corporation, Twinlab Holdings, Inc. and Fifth Third Bank.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2014	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer

6

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.14	Note and Warrant Purchase Agreement, dated as of November 13, 2014, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.15	Initial Note, dated as of November 13, 2014, made by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc. and Twinlab Corporation payable to Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.16	Warrant, dated November 13, 2014, of Twinlab Consolidated Holdings, Inc. issued to Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.17	Security Agreement, dated as of November 13, 2014, made by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., and Twinlab Corporation in favor of Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.18

Form of Deferred Draw Note, dated as of _________ , 201_, made by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc. and Twinlab Corporation payable to Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.19	Form of Warrant, dated as of __________, 201_, issued by Twinlab Consolidated Holdings, Inc. to Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.20	Fifteenth Amendment to Credit Agreement, dated as of November 13, 2014, by and among Twinlab Corporation, Twinlab Holdings, Inc. and Fifth Third Bank.

7